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                                  EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                         AND PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report First Robinson Financial Corporation (the "Company") on Form 10-KSB for the year ended March 31, 2004, as filed with the Securities and Exchange Commission on the date of this Certification (the "Report"), we, Rick L. Catt, the Chief Executive Officer of the Company, and Jamie E. McReynolds, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) the Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.





By: /s/ Rick L. Catt                               By: /s/ Jamie E. McReynolds
    ----------------                                   -----------------------
Name:  Rick L. Catt                                Name:  Jamie E. McReynolds
Chief Executive Officer                            Chief Financial Officer
June 28, 2004                                      June 28, 2004